Safe Harbor Non-GAAP Financial Information

Earnings Update     

Capacity & Unit Revenue   Unit Revenue Capacity

Unit Cost    As Guided As Guided As Guided As Guided ALK Actuals Industry As Guided

    Fuel Cost

Balance Sheet

ALASKA AIR GROUP
Q4 2023 Earnings


N434AS
Alaska

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022. Some of these risks include competition, labor costs, relations and availability, general economic conditions including those associated with pandemic recovery, increases in operating costs including fuel, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the Fourth Quarter 2023 Earnings Release filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Air Group's full year adjusted pretax margin finished among the best in the industry, driven by strong cost management and diversified revenue generation.
- Unit costs declined 2.6% year-over-year in 2023, leading the industry and landing at the better end of Air Group's initial full year guidance range provided in December 2022.
- Air Group revenue reached a record $10.4 billion in 2023, of which approximately 46% is generated from premium, loyalty, and ancillary revenues.
- Fuel costs remained elevated in Q4 2023 and FY 2023 driven by higher West Coast refining margins, adding approximately $160 million of costs to FY 2023 results, and reducing adjusted pretax margin by 1.5 points.
- Our balance sheet remains healthy, with debt-to-capitalization and adjusted net debt/EBITDAR ratios within long-term financial target ranges.

Capacity & Unit Revenue

Capacity and Unit Revenue y-o-y



Sep
Oct
Nov
Dec
Q1 24*
Unit Revenue
Capacity

Chart not to scale
*Q1 2024 expectations prior to 737-9 MAX grounding

Trends

- ❑ Strategic network reconfiguration leading to improved unit revenues and ~30% improvement in profitability in Q1, excluding 737-9 MAX grounding event
- ❑ Excluding 737-9 MAX grounding, unit revenues were expected to be up 1% to 2% in Q1 2024, a sequential improvement of over 10 points

Unit Cost

Evolution of FY 23 Unit Cost Expectations[1]



+2%
(1%)
(2%)
(2.6%)
Jan 23
As Guided
Apr 23
As Guided
Jul 23
As Guided
Oct 23
As Guided
FY 2023
ALK Actuals
Industry As Guided
Industry
ALK

Chart not to scale

1 – This chart depicts full year unit cost guidance estimates vs FY 2022 published in SEC filings during the respective months in 2023. The FY 2023 figures represent ALK actual results, and a combination of industry actual results and estimates based on availability. Industry includes DAL, AAL, UAL, LUV, JBLU.

Trends

- Our FY 2023 unit cost result far exceeded industry performance at down 2.6%, on similar capacity growth year-over-year
- Outperformance is inclusive of the pilot wage adjustment, effective September 1, 2023
- Adjusting for added capacity, our FY 2023 costs were within approximately $30 million of our originally guided midpoint communicated in December 2022

Fuel Cost

LA vs USGC Refining Margin Spread



$0.34
$0.30
$0.19
($0.04)
1Q23
2Q23
3Q23
4Q23

Chart not to scale

Trends

- LA vs USGC refining margin spreads continued to widen throughout 2023, but are expected to moderate in Q1 2024
- Over 65% of our fuel consumption comes from West Coast
- For FY 2023, this refining differential drove ~$160M in added costs, or a 1.5-point reduction to adjusted pretax margin
- Volatility in West Coast refining margins continues to be impacted by available refinery capacity

Balance Sheet

Debt-to-Capitalization



61%
49%
48%
46%
41%
2019
2020
2021
2022
2023
Target Debt-to-Cap Range 40% - 50%

Adjusted Net Debt/EBITDAR



2.7x
1.4x
0.9x
1.0x
2019
2021
2022
2023
Target Adj. Net Debt/EBITDAR < 1.5x